UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DARDEN RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

    1000 DARDEN CENTER DRIVE

    ORLANDO, FL 32837

    D89932-P79307

Your Vote Counts!

DARDEN RESTAURANTS, INC.

2022 Annual Meeting

Vote by September 20, 2022 11:59 PM ET. For shares held in a Plan, vote by September 18, 2022 11:59 PM ET.

You invested in DARDEN RESTAURANTS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 21, 2022.

Get informed before you vote

View the Proxy Statement and our 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 7, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends

1.	To elect a full Board of ten directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The ten director nominees are as follows:
	Nominees:

	01)	Margaret Shân Atkins	05)	Cynthia T. Jamison	09)	Charles M. Sonsteby	For
	02)	Ricardo Cardenas	06)	Eugene I. Lee, Jr.	10)	Timothy J. Wilmott
	03)	Juliana L. Chugg	07)	Nana Mensah
	04)	James P. Fogarty	08)	William S. Simon

2.	To obtain advisory approval of the Company’s executive compensation.						For

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 28, 2023.						For

NOTE: To transact such other business, if any, as may properly come before the meeting and any adjournment.

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D89933-P79307